UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06115

Exact name of registrant as specified in charter:	Aberdeen Singapore Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

Aberdeen Singapore Fund, Inc. (SGF)

Semi-Annual Report

April 30, 2015

Aberdeen

Aberdeen

Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund (the “Board”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four fiscal quarter-end net asset values. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to stockholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principals, the Fund estimates that the distributions to date for the fiscal year commenced November 1, 2014, including the distribution declared on June 9, 2015 consisted of 17% net investment income, 34% net realized long-term capital gains and 49% return of capital.

In January 2016, a Form 1099-DIV will be sent to stockholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2015 calendar year.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Singapore Fund, Inc. (formerly, The Singapore Fund, Inc.) (the “Fund”) for the six months ended April 30, 2015. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

Total Return Performance

For the six months ended April 30, 2015 the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 2.7%, assuming reinvestment of dividends and distributions, versus a return of 3.6% for the Fund’s benchmark, the MSCI Singapore Index1 on a U.S. dollar basis.

Share Price and NAV

For the six months ended April 30, 2015, based on market price, the Fund’s total return was 1.2% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 3.0% over the six months, from $12.34 on October 31, 2014 to $11.97 on April 30, 2015. The Fund’s share price on April 30, 2015 represented a discount of 12.5% to the NAV per share of $13.68 on that date, compared with a discount of 11.2% to the NAV per share of $13.90 on October 31 2014.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In September 2014, the Board of Directors of the Fund (the “Board”) set the rolling distribution rate at 6% for the 12-month period commencing with the distribution payable in September 2014. In December 2014, the Board increased the annual percentage rate from 6% to 8% effective with the distribution declared in March 2015. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 9, 2015, the Fund announced that it will pay on June 29, 2015 a distribution of US $0.28 per share to all stockholders of record as of June 22, 2015.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at discounts to NAV in excess of 12% and when in the reasonable judgement of management such repurchases may enhance stockholder value. During the six months ended April 30, 2015 the Fund repurchased 9,500 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by the following August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, I invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and portfolio charting and other timely data.

Enroll in Aberdeen’s email services to be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

1                       The MSCI Singapore Index is designed to measure the performance of the large and mid-cap segments of the Singapore market. With 32 constituents, the index covers approximately 85% of the free float-adjusted market capitilization of the Singapore equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Singapore Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeensgf.com;
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email us: InvestorRelations@aberdeen-asset.com; or
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan Goodson

Alan Goodson

President

2	Aberdeen Singapore Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

The Singapore stock market rose over the six-month period ended April 30, 2015, on the back of monetary stimulus across major global central banks in a bid to counter slowing economic growth and deflationary pressures stemming from lower oil prices. The European Central Bank began full-scale bond purchases, Japan expanded its quantitative easing program, and China injected liquidity into its banking system and cut interest rates. Regional market peers, including Australia, Indonesia, Korea, and Thailand, also lowered rates. In contrast, U.S. monetary policy diverged, with expectations in the market that it will begin its tightening cycle later in 2015, albeit at a gradual pace.

The Singapore dollar weakened against most major global currencies over the six months ending April 30, 2015, as the central bank managed investor expectations towards a path for depreciation of the currency to boost competitiveness amid benign inflation.

The Singapore government’s gross domestic product (GDP) growth estimates for the first quarter of 2015 remained steady at 2.1% year-on-year, although momentum slowed, attributable mainly to weaker manufacturing activity due to sluggish global demand, as well as a pullback in finance and insurance business. However, the official full-year 2015 forecast was maintained at 2-4%. Inflation was contained by lower housing and private transportation costs.

Fund performance review

At the stock level, among the biggest detractors from Fund performance over the reporting period were holdings in oil rig builders Sembcorp Marine and Keppel Corp., as weak oil prices weighed on investor sentiment in the energy sector. The companies’ share prices were also hurt by investigations into their orders from Brazil’s state-owned oil company, Petrobras. Nevertheless, both Sembcorp Marine and Keppel Corp. continued to post decent quarterly results and win new orders. We remain comfortable with the fundamentals of their offshore and marine businesses, and we think that current valuations more than reflect the ongoing concerns. Shares of oil and gas producer KrisEnergy also fell during the period, but we anticipate production gains later this year, along with asset reclassification to drive profit and net asset value growth. Elsewhere, the Fund’s underweight versus the benchmark MSCI Singapore Index to telecom SingTel hampered performance as investor sentiment remained strong over its regional operations.

Conversely, the lack of exposure to Noble Group, a supplier of agricultural, industrial and energy products, along with palm oil producer Golden Agri-Resources, benefited Fund performance as lower commodity prices weighed on their share prices. Similarly, the absence of a position in casino and resort operator Genting Singapore had a positive impact on Fund performance as the gaming environment remained challenging.

Outlook

We believe that disappointing first-quarter GDP growth numbers from major economies such as the U.S. and China do not bode well for global export demand this year. In Singapore, restrictions on foreign labor and policy measures to temper credit growth we believe may continue to dampen consumption. However, we expect public infrastructure spending and income support, as part of the expansionary budget, may help to mitigate this. We think that the fragile U.S. economic recovery and lack of wage growth might delay policy normalization; this could reverse capital flows back towards Asia and lift local market stocks. In our opinion, the Fund’s holdings have the management capability and balance sheet strength to meet the near-term challenges in the market place while offering the opportunity for attractive returns over the long run.

Aberdeen Asset Management Asia Limited

Aberdeen Singapore Fund, Inc.	3

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. An industry classification standard sector can include more than one industry. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry, except banks, which accounted for 26.3% of the Fund’s assets due to market changes that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS, are comprised of several industries.

As of April 30, 2015, the Fund held 98.0% of its net assets in equities, 0.4% in a short-term investment and 1.6% in other assets in excess of liabilities.

Asset Allocation	As a Percentage of Net Assets
Financials	51.8%
Industrials	31.5%
Telecommunication Services	4.6%
Health Care	3.7%
Information Technology	2.4%
Consumer Discretionary	1.9%
Energy	1.1%
Materials	1.0%
Short-Term Investment	0.4%
Other assets in excess of liabilities	1.6%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2015:

Name of Security	Percentage of Net Assets
Oversea-Chinese Banking Corp. Ltd.	10.3%
United Overseas Bank Ltd.	8.1%
DBS Group Holdings Ltd.	7.9%
Keppel Corp. Ltd.	7.1%
Jardine Matheson Holdings Ltd.	6.9%
City Developments Ltd.	6.1%
Singapore Telecommunications Ltd.	4.6%
Singapore Technologies Engineering Ltd.	4.3%
Raffles Medical Group Ltd.	2.9%
Singapore Airlines Ltd.	2.8%

4	Aberdeen Singapore Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	0.8%	5.6%	5.1%	9.2%
Market Value	-0.2%	5.1%	4.9%	9.6%
MSCI Singapore Index	5.0%	6.2%	6.7%	10.8%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes expenses such as investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeensgf.com or by calling 800-522-5465.

The net operating expense ratio excluding fee waivers based on the six months ended April 30, 2015 is 1.52%. The net operating expense ratio net of fee waivers based on the six months ended April 30, 2015 is 1.51%.

Aberdeen Singapore Fund, Inc.	5

Portfolio of Investments (unaudited)

As of April 30, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.0%(a)
COMMON STOCKS—98.0%
CONSUMER DISCRETIONARY—1.9%
2,035,000	FJ Benjamin Holdings Ltd.	$197,577
60,000	Jardine Cycle & Carriage Ltd.	1,828,272
		2,025,849
ENERGY—1.1%
2,959,900	KrisEnergy Ltd.(b)	1,181,057
FINANCIALS—51.8%
940,000	Ascendas Hospitality Trust	500,327
710,000	Bukit Sembawang Estates Ltd.(c)	2,763,376
878,000	CapitaLand Ltd.	2,443,329
1,203,000	CDL Hospitality Trusts(c)	1,559,209
796,000	City Developments Ltd.	6,404,574
522,784	DBS Group Holdings Ltd.	8,307,232
3,390,000	Far East Hospitality Trust(c)	2,100,816
550,000	Global Logistic Properties Ltd.	1,140,722
851,000	Hong Leong Finance Ltd.(c)	1,704,315
1,370,000	Keppel DC REIT(b)(c)	1,066,430
1,187,500	Keppel REIT	1,103,858
1,359,515	Oversea-Chinese Banking Corp. Ltd.	10,948,004
389,000	Singapore Exchange Ltd.	2,500,428
465,824	United Overseas Bank Ltd.	8,601,432
1,585,900	Wheelock Properties (Singapore) Ltd.(c)	2,301,185
3,212,800	Yoma Strategic Holdings Ltd.(b)	1,234,391
		54,679,628
HEALTH CARE—3.7%
1,725,000	Eu Yan Sang International Ltd.	873,041
988,390	Raffles Medical Group Ltd.(c)	3,010,287
		3,883,328
INDUSTRIALS—31.5%
877,000	ComfortDelGro Corp. Ltd.	2,031,698
118,300	Jardine Matheson Holdings Ltd.	7,308,919
69,500	Jardine Strategic Holdings Ltd.	2,385,065
1,141,500	Keppel Corp. Ltd.	7,497,629
472,600	Riverstone Holdings Ltd.	414,128
841,000	SATS Ltd.(c)	2,027,501
1,265,000	SembCorp Marine Ltd.	2,829,400
325,000	Singapore Airlines Ltd.	2,994,609
513,000	Singapore Post Ltd.	739,654
1,656,000	Singapore Technologies Engineering Ltd.	4,520,835
258,000	United Engineers Ltd.(c)	516,702
		33,266,140
INFORMATION TECHNOLOGY—2.4%
402,000	Venture Corp. Ltd.	2,563,799
MATERIALS—1.0%
490,590	Straits Trading Co. Ltd.	1,068,479

See Notes to Financial Statements.

6	Aberdeen Singapore Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
TELECOMMUNICATION SERVICES—4.6%
1,460,000	Singapore Telecommunications Ltd.	$4,878,730
	Total Long-Term Investments—98.0% (cost $85,108,360)	103,547,010
Par Amount

SHORT-TERM INVESTMENT—0.4%
$450,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2015, due 05/01/2015 repurchase price $450,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $459,525	450,000
	Total Short-Term Investment—0.4% (cost $450,000)	450,000
	Total Investments—98.4% (cost $85,558,360)(d)	103,997,010
	Other Assets in Excess of Liabilities—1.6%	1,708,694
	Net Assets—100.0%	$105,705,704

(a)

Unless otherwise noted, all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Security is not fair valued. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)
As of April 30, 2015

Assets
Investments, at value (cost $85,108,360)	$103,547,010
Repurchase agreement, at value (cost $450,000)	450,000
Foreign currency, at value (cost $641,548)	655,860
Cash	301
Dividends receivable	1,338,548
Receivable for investments sold	17,700
Prepaid expenses and other assets	9,809
Total assets	106,019,228

Liabilities
Director fees payable	70,527
Investment management fees payable (Note 3)	61,266
Audit and tax services	40,997
Legal fees and expenses	30,031
Investor relations fees payable (Note 3)	17,188
Administration fee payable (Note 3)	16,819
Accrued expenses	76,696
Total liabilities	313,524

Net Assets	$105,705,704
Composition of Net Assets:
Common stock (par value $.01 per share) (Note 5)	$77,253
Paid-in capital in excess of par	88,240,527
Distributions in excess of net investment income	(3,049,112)
Accumulated net realized gain from investments and foreign currency transactions	1,977,681
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	18,459,355
Net Assets	$105,705,704
Net asset value per share based on 7,725,252 shares issued and outstanding	$13.68

See Notes to Financial Statements.

8	Aberdeen Singapore Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2015

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $13,938)	$1,664,250
1,664,250

Expenses
Investment management fee (Note 3)	372,670
Administration fee (Note 3)	102,411
Directors’ fees and expenses	70,416
Independent auditors’ fees and expenses	35,702
Insurance expense	34,140
Legal fees and expenses	33,164
Investor relations fees and expenses (Note 3)	31,339
Reports to stockholders and proxy solicitation	28,215
Custodian’s fees and expenses	19,974
Stock exchange listing fee	12,397
Transfer agent’s fees and expenses	12,046
Miscellaneous	26,366
Total operating expenses before reimbursed/waived expenses	778,840
Investor relations fee waiver	(3,779)
Total operating expenses	775,061

Net Investment Income	889,189
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions	827,446
Foreign currency transactions	(41,047)
786,399

Net change in unrealized appreciation/(depreciation) on:
Investments	595,090
Foreign currency translation	27,804
622,894
Net realized and unrealized gain from investments and foreign currency related transactions	1,409,293
Net Increase in Net Assets Resulting from Operations	$2,298,482

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	9

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (unaudited)	For the Year Ended October 31, 2014

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 889,189	$ 2,191,210
Net realized gain from investment transactions	827,446	4,173,925
Net realized loss from foreign currency transactions	(41,047)	(19,132)
Net change in unrealized appreciation/(depreciation) on investments	595,090	(6,905,305)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	27,804	(7,386)
Net increase/(decrease) in net assets resulting from operations	2,298,482	(566,688)

Distributions to Stockholders from:
Net investment income	(3,844,073)	(2,884,334)
Net realized gains	–	(3,930,233)
Net decrease in net assets from distributions	(3,844,073)	(6,814,567)

Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 61,229 and 49,734 shares of common stock, respectively	713,237	628,652
Repurchase of common stock under the open market repurchase policy (9,500 and 16,622, respectively) (Note 7)	(111,567)	(206,553)
Change in net assets from capital stock transactions	601,670	422,099
Change in net assets resulting from operations	(943,921)	(6,959,156)

Net Assets:
Beginning of period	106,649,625	113,608,781
End of period (including distributions in excess of net investment income of ($3,049,112) and ($94,228), respectively)	$105,705,704	$106,649,625

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Singapore Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2015		For the Year Ended October 31,
	(unaudited)		2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net asset value, beginning of period	$13.90		$14.87	$15.19	$13.79	$17.26	$13.85
Net investment income	0.12		0.29	0.39	0.27	0.16	0.15
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.17		(0.37)	0.57	1.80	(1.75)	3.52
Total from investment operations	0.29		(0.08)	0.96	2.07	(1.59)	3.67
Distributions from:
Net investment income	(0.50)		(0.38)	(0.61)	(0.34)	(0.28)	(0.26)
Net realized gains	–		(0.51)	(0.65)	(0.30)	(1.57)	–
Total distributions	(0.50)		(0.89)	(1.26)	(0.64)	(1.85)	(0.26)
Dilutive effect of dividend reinvestment	(0.01)		–	(0.02)	–	(0.03)	–
Dilutive effect of in-kind tender offer	–		–	–	(0.03)	–	–
Impact of open-market repurchase policy	–		–	–	–	–	–
Net asset value, end of period	$13.68		$13.90	$14.87	$15.19	$13.79	$17.26
Market value, end of period	$11.97		$12.34	$13.43	$13.55	$12.60	$16.31

Total Investment Return Based on(b):
Market value	1.21%		(1.47% )	8.37%	13.48%	(13.19% )	33.59%
Net asset value	2.69%		0.24%	7.04%	16.24%	(10.22% )	27.08%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$105.7		$106.6	$113.6	$114.2	$137.5	$163.9
Average net assets (in millions)	$103.3		$110.0	$116.4	$117.8	$151.1	$142.8
Net operating expenses, net of fee waivers	1.51%	(c)	1.47%	1.43%	1.65%	1.83%	1.76%
Expenses, including tax applicable to net investment income	1.54%	(c)	1.49%	1.45%	1.67%	1.84%	1.79%
Net operating expenses, excluding fee waivers	1.52%	(c)	–	–	–	–	–
Net investment income	1.74%	(c)	1.99%	2.57%	1.96%	1.03%	1.03%
Portfolio turnover	4%		11%	10%	11%	76%	69%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	11

Notes to Financial Statements (unaudited)

April 30, 2015

1. Organization

Aberdeen Singapore Fund, Inc. (the “Fund”), was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of April 30, 2015, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation

Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities.?These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

12	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Construction & Engineering	$516,702	$–	$–	$516,702
Consumer Finance	1,704,315	–	–	1,704,315
Health Care Providers & Services	3,010,287	–	–	3,010,287
Real Estate Investment Trusts (REIT)	4,726,455	1,604,185	–	6,330,640
Real Estate Management & Development	5,064,561	11,223,016	–	16,287,577
Transportation Infrastructure	2,027,501	–	–	2,027,501
Other	–	73,669,988	–	73,669,988
Short-Term Investment	–	450,000	–	450,000
Total	$17,049,821	$86,947,189	$–	$103,997,010

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at April 30, 2015.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six months ended April 30, 2015, the securities issued by Ascendas Hospitality and Eu Yan Sang International Ltd. in the amounts of $500,327 and $873,041, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied on April 30, 2015. During the six months ended April 30, 2015, the securities issued by Bukit Sembawang Estates Ltd., CDL Hospitality Trusts, Hong Leong Finance Ltd., Raffles Medical Group Ltd., SATS Ltd., United Engineers Ltd. and Wheelock Properties (Singapore) Ltd. in the amounts of $2,763,376, $1,559,209, $1,704,315, $3,010,287, $2,027,501, $516,702 and $2,301,185, respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied on April 30, 2015.

For the six months ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the portfolio of investments. The Fund held a repurchase agreement of $450,000 as of April 30, 2015. The

Aberdeen Singapore Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

value of the related collateral exceeded the value of the repurchase agreement at April 30, 2015.

c. Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange at the Valuation Time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net investment income and net realized gains on investment transactions and net realized foreign exchange gains, if any to the extent those amounts are not otherwise distributed under the managed distribution policy. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to wash sales, foreign currency losses and investments in passive foreign investment companies.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S.

14	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

g. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. For the six months ended April 30, 2015, AAMAL earned $372,670 from the Fund for management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL serves as the Fund’s administrator, pursuant to an agreement under which AAMI received a fee, payable quarterly by the Fund, at an annual fee rate of 0.20% of the value of the Fund’s average weekly net assets. For the six month period ended April 30, 2015, AAMI earned $102,411 from the Fund for administration fees (For further information please see Note 12).

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the six months ended April 30, 2015, the Fund incurred investor relations fees of approximately $31,281, of which AAMI waived $3,779. Effective January 1, 2015, these fees are capped at 5 basis points per annum. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2015, were $4,329,199 and $7,873,836, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.01 par value common stock. During the six month period ended April 30, 2015, the Fund repurchased 9,500 shares pursuant to the Open Market Repurchase Policy (See Note 7) and reinvested 61,229 shares pursuant to its Dividend and Reinvestment Cash Purchase Plan. As of April 30, 2015, there were 7,725,252 shares of common stock issued and outstanding.

Aberdeen Singapore Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

On March 20, 2012, the Fund announced that in accordance with its tender offer (the “Offer”) to purchase up to 25% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on March 14, 2012 (the “Expiration Date”), the Fund accepted 2,499,192 properly tendered shares, representing 25% of the Fund’s outstanding shares, at a price per share of $14.07 (the “Purchase Price”). The Purchase Price was equal to 99% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on March 15, 2012. The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted in the Offer based on the Purchase Price was $35.2 million. In the Offer, 4,841,506 shares, or 48.4% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date.

6. Discount Management Policy

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with AAMAL on August 4, 2011. During the six months ended April 30, 2015, the Fund repurchased 9,500 shares.

7. Open Market Repurchase Policy

Effective April 11, 2012, the Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012 in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws, such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance stockholder value and when the Fund’s shares are trading at a discount to NAV of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. On a quarterly basis, The Board will receive information on any transactions made pursuant to the open market purchase policy during the prior quarter. During the six months ended April 30, 2015, the Fund repurchased 9,500 shares under this policy and under of the Discount Management Policy (see Note 6).

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$85,558,360	$23,126,577	$(4,687,927)	$18,438,650

16	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2015

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirement for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, the following disclosures and/or adjustments were required to the Financial Statements as of April 30, 2015.

On June 9, 2015, the Fund announced that it will pay on June 29, 2015 a distribution of $0.28 per share to all stockholders of record as of June 22, 2015.

On June 16, 2015, the Board approved a reduction to the fee payable under the Administrative Agreement. Effective July 1, 2015, the administration fee payable monthly by the Fund will be reduced to an annual rate of 0.08% of the Fund’s average weekly net assets.

Aberdeen Singapore Fund, Inc.	17

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

18	Aberdeen Singapore Fund, Inc.

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Corporate Information

Directors

Moritz A. Sell, Chairman

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Co.

One Iron Street, 5th Floor

Boston, MA 02110

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2015 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services
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As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

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SGF-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended April 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2014 through November 30, 2014	None	None	None	733,135
December 1, 2014 through December 31, 2014	None	None	None	733,135
January 1, 2015 through	None	None	None	733,135

January 31, 2015
February 1, 2015 through February 28, 2015	None	None	None	733,135
March 1, 2015 through March 31, 2015	2,000	$11.44	2,000	731,135
April 1, 2015 through April 30, 2015	7,500	$11.80	7,500	723,635

Total	9,500	$11.72	9,500	-

1 On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)   Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)   A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), and 12(c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Singapore Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: July 2, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Singapore Fund, Inc.

Date: July 2, 2015